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                                   SCHEDULE 5
                                   ----------

                               ALIAS RESEARCH INC.
                               -------------------


                                                            $400,000 (U.S.)

                              CONVERTIBLE DEBENTURE


Alias Research Inc. (hereinafter called the "Corporation"), for value received, hereby promises to pay on demand, or failing demand on the 11th day of November, 1997, to the registered holder hereof subject to and in accordance with the conditions as hereinafter provided, upon presentation and surrender of this debenture, the sum of FOUR HUNDRED THOUSAND ($400,000) of lawful money of the United States of America, with interest hereon at the rate of EIGHT PER CENT (8%) per annum, calculated and payable semi-annually in arrears., both before and after maturity and default or respectively up to and upon the Conversion Date (as hereinafter defined) if this Debenture is converted.

The following conditions shall be applicable to this Debenture:

1.   INTERPRETATION

DEFINITIONS

1.1 Where used in this Debenture, the following words and phrases shall, unless there is something in the context otherwise inconsistent therewith, have the following meanings, respectively:

     1.1.1 "BUSINESS DAY" means a day other than Saturday, Sunday or any other day on which the Main Branch of the Bank of Nova Scotia in Toronto is closed;

     1.1.2 "CHARGED ASSETS" means the assets particularized in Schedule "A" hereto, subject such adjustments as may be agreed in writing from time to time by the Corporation and the Holder.

     1.1.3 "CLOSE OF BUSINESS" means 5:00 o'clock in the afternoon (Toronto time);

     1.1.4 "CONVERSION PRICE" means $7.25 (U.S.), subject to adjustment as provided by and in accordance with section 3.3 (Adjustment of Conversion Price);


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     1.1.5  "CURRENT MARKET PRICE" of the Shares at any date means the weighted average price per share at which the Shares have traded, on the NASDAQ National Market System ("NASDAQ"), or if the Shares are not traded on NASDAQ< on such stock exchange on which the Shares are listed as may be selected by the directors of the Corporation, during the 20 consecutive trading days ending not more than 5 days immediately preceding such date. In the event the Shares are not listed on any stock exchange, the Current Market Price of the Shares shall be determined by the directors;

     1.1.6  "DATE OF CONVERSION" has the meaning ascribed by clause 3.2.2.

     1.1.7  "DEBENTURE" means this convertible secured debenture;

     1.1.8 "DIRECTOR" means a director of the Corporation for the time being and "directors" or "board of director" means the board of directors of the Corporation or, if duly constituted and empowered, the executive committee of the board of directors of the Corporation for the time being, and reference, without further collaboration, to action by the directors means action by the directors of the Corporation as a board or action taken by the said executive committee as such committee;

     1.1.9 "HEREIN", "HERETO", "HEREUNDER", "HEREOF", "HEREBY" and similar expressions mean or refer to these conditions of the Debenture and not to any particular Section, clause, subclause, subdivision or portion hereof, and the expressions "Section", "clause" and "subclause" followed by a number of a letter mean and refer to the specified Section, clause or subclause hereof;

     1.1.10 "HOLDER, "REGISTERED HOLDER" or "DEBENTUREHOLDER" means initially Robert K. Burgess or any other person or persons from time to time being entered in the register or registers hereinafter mentioned as holder of this Debenture;

     1.1.11 "SHARES" means fully paid and non-assessable common shares without par value in the capital of the Corporation as constituted on the date hereof; provided that in the event of a change, reclassification, subdivision, redivision, reduction, combination or consolidation thereof, or successive such changes, reclassifications, subdivisions, reductions, combinations or consolidations, then, subject to adjustments, if


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            any, having been made in accordance with the provisions of clause
            3.4 "Shares" shall thereafter mean the shares resulting from such change, reclassification, subdivision, reduction or combination;

GENDER, ETC.

1.2 Words importing the singular number only include the plural and vice versa and words importing any gender include all genders.

CURRENCY

1.3 All dollar amounts referred to herein shall be in lawful money of the United States of America.

HEADINGS

1.4 The division of this Debenture into Sections, clauses, subclauses or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

BUSINESS DAY

1.5 In the event that any date upon which any principal or interest is payable by the Corporation, or upon or by which any other action is required to be taken by the Corporation hereunder is not a business day, then such principal or interest shall be payable or such other action shall be required to be taken on or by the next succeeding day which is a business day.

PREPAYMENT

1.6  The Corporation shall have no right to prepay this Debenture.


2.   SECURITY

FIXED CHARGE

2.1 In consideration of the premises and as continuing security for the payment of every indebtedness and the performance of the obligations hereunder of the Corporation to the holder hereunder, the Corporation hereby grants a security interest in and mortgages and charges as and by way of a fixed and specific mortgage and charge, to and in favor of the


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     Holder, its successors and assigns, all of its right, title and interest in the Charged Assets.


HABENDUM

2.2 TO HAVE AND TO HOLD the property and assets hereby charged unto the holder forever but subject to the terms and conditions herein set forth.

EFFECTIVE DATE

2.3 The security interests, mortgages and charges hereby made and created shall be and be deemed to be effective and to have effect whether or not the consideration hereby secured shall be received before or after or upon the date of the execution of this Debenture.

3.   CONVERSION

CONVERSION PRIVILEGE AND CONVERSION PRICE

3.1 Upon and subject to the provisions and conditions of this Section 3, the holder of this Debenture shall have the right, at his option, upon not less that 2 business days' prior written notice to the Corporation, to convert, at any time prior to the close of business on November 11, 1997 (the "Expiry Time"), the whole but not part of the principal amount of this Debenture, into Shares of the Corporation at the Conversion Price in effect on the Date of Conversion.

3.2  CONVERSION PROCEDURE

     3.2.1 The holder of this Debenture desiring to convert such Debenture shall surrender this Debenture to the Corporation at 110 Richmond Street East, 4th Floor, Toronto, Ontario together with the conversion form attached to this Debenture or any other written notice in a form reasonably satisfactory to the Corporation, in either case duly executed by the registered holder or his legal representatives or his attorney duly appointed by an instrument in writing in form and execution reasonably satisfactory to the Corporation exercising his right to convert this Debenture in accordance with the provisions of this Section. The holder of this Debenture shall also specify the name or names, with addresses in which the certificate or certificates representing the Shares issuable upon conversion shall be registered. Thereupon the debenture holder or, subject to payment of all applicable transfer taxes and compliance with


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            all reasonable requirements of any transfer agent, his nominee or assignee, shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (as hereinafter defined) as the holder of the number of Shares into which this Debenture is convertible in accordance with the provisions of this Section.

     3.2.2 For the purposes of this Section, this Debenture shall be deemed to be surrendered for conversion on the date (herein called the "Date of Conversion") on which it is so surrendered in accordance with the provisions of this Section and, in case this Debenture is surrendered by post or other means of transmission, on the date on which it is received by the Corporation at its offices specified in subclause 3.2.1 of this clause; provided that if this Debenture is surrendered for conversion on a day on which the registers of Shares is closed, the person or persons entitled to receive Shares upon such conversion shall become the holder or holders of record of such Shares as at the date on which such registers are reopened and such date shall be deemed to be the date on which this Debenture is surrendered for conversion.

ADJUSTMENT OF CONVERSION PRICE

3.3 The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

     3.3.1  If and whenever prior to the Expiry Time, the Corporation shall:

            3.3.1.1 subdivide or redivide the outstanding Shares or securities convertible or exchangeable into Shares into a greater number of Shares;

            3.3.1.2 reduce, combine or consolidate the outstanding Shares or securities convertible or exchangeable into Shares into a lesser number of Shares; or

            3.3.1.3 issue any Shares, or securities convertible into or exchangeable for Shares, to the holders of all or substantially all of the outstanding Shares by way of the stock dividend (other than an issue of Shares, or securities convertible into or exchangeable for Shares to holders of Shares pursuant to their exercise of options to receive dividends in the form of Shares, or


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                    securities convertible into or exchangeable for Shares, in lieu of cash dividends paid in the ordinary course on the Shares;

            then the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Shares, or securities convertible into or exchangeable for Shares, by way of a stock dividend, as the case may be shall, be proportionately adjusted so that the holder of this Debenture exercising the conversion right attaching hereto, after such subdivision, redivision, reduction, combination, consolidation or issuance of securities, shall be entitled to such greater or lesser number of Shares as he would have been entitled to receive as a result of such change if on the effective date thereof, he had been the holder of the number of Shares to which he was theretofore entitled upon such exercise. Such adjustments shall be made successively whenever any event referred to herein shall occur and on such issue of securities by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Shares under this clause 3.3.1.

     3.3.2 If and whenever at any time prior to the Expiry Time, the Corporation shall fix a record date for the issuance of rights, options of warrants, to all or substantially all the holders of its outstanding Shares entitling them to subscribe for, acquire or purchase Shares or securities convertible into or exchangeable for Shares at a price per share or having a conversion or exchange price per share less than 95% of the Current Market Price of a Share on such record date, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Shares outstanding on such record date multiplied by the Current Market Price per Share on such record date, less the fair market value (as determined by the board of directors of the Corporation, which determination, subject to subclause 3.3.8 of this clause 3.3, shall be conclusive) of such rights, options or warrants, and of which the denominator shall be the total number of Shares outstanding on such record date multiplied by such Current Market Price per Share; any Shares owned by or held for the account of the Corporation (including those owned by any


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            subsidiary of the Corporation) shall be deemed not to be
            outstanding for the purpose of any such computation; such adjustment shall be made successively whenever a record date is fixed; to the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon the number of Shares (or securities convertible into Share) actually issued upon the exercise of such rights, options or warrants, as the case may be.

     3.3.3 If and whenever at any time prior to the Expiry Time, the Corporation shall fix a record date for the making of a distribution to all or substantially all of the holders of its outstanding Shares of:

            3.3.3.1 Shares of any class other than Shares, or securities convertible into or exchangeable for Shares;
                    or

            3.3.3.2 rights, options or warrants (excluding those referred to in subsection 3.3.2 of this clause 3.3); or

            3.3.3.3 assets of the Corporation (excluding dividends paid in the ordinary course);

            then, in each such case, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Shares outstanding on such record date multiplied by the Current Market Price per Share on such record date, less the fair market value (as determined by the board of directors of the Corporation, which determination, subject to subclause 3.3.8 of this clause 3.3 shall be conclusive) of such shares or rights, options or warrants or evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Shares outstanding on such record date multiplied by the Current Market Price per Share; any Shares owned by or held for the account of the Corporation (including those owned by any subsidiary of the Corporation) shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be


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            made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be; in this subclause 3.3.3 the term "dividends paid in the ordinary course" shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders of the Corporation.

     3.3.4 No adjustments of the Conversion Price shall be made pursuant to clause 3.3 if the holder of this Debenture is permitted to participate in such stock dividend or in the issue of such options, rights or warrants or in such distribution, as the case may be, as though and to the same effect as if he had converted this Debenture into Shares prior to the applicable record date or effective date for such stock dividend or the issue of such options, rights or warrants or such distribution, as the case may be.

     3.3.5 In the case of any reclassification of, or other change in, the outstanding Shares or securities convertible or exchangeable into Shares of the Corporation other than a subdivision, redivision, reduction, combination or consolidation, the Conversion Price shall be adjusted in such manner, if any, and at such time as the directors, in their sole discretion, may determine to be equitable in the circumstances. Failure of the directors to provide for an adjustment on or prior to the effective date of any such reclassification of, or change in, the outstanding Shares of the Corporation shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

     3.3.6 In any case in which this clause 3.3 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of this Debenture which is converted after such record date and before the occurrence of such event the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided,


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            however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favor of holders of record of Shares on and after the Date of Conversion or such later date as such holder would, but for the provisions of this subclause 3.3.6, have become the holder of record or such additional Shares pursuant to clause 3.3.

     3.3.7 The adjustments provided for in this clause 3.3 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this clause 3.3; provided that, notwithstanding any other provision of this clause 3.3, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided however, that any adjustments which by reason of this subclause 3.3.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     3.3.8 When any action is taken which requires an adjustment of the Conversion Price to be made under clause 3.3, the Corporation shall forthwith prepare and deliver to the holder of this Debenture, a Certificate signed by two senior officers of the Corporation setting forth the details of the actions taken, the Conversion Price before adjustment and the details of the computation of the adjusted Conversion Price. The Corporation may and, if required by the holder of this Debenture, shall retain a firm of independent chartered accountants, who may be the auditors of the Corporation, to make any computation required under clause
            3.3 and any computation so made shall be final and binding on the corporation and the holder. Such firm of independent accountants may, as to questions of law, request and rely upon an opinion of independent counsel, who may be counsel for the Corporation.

     3.3.9 In case of any reclassification or change of Shares, other than a change contemplated in clause 3.3 or in the case of a reorganization, amalgamation, consolidation or merger of the Corporation with or into any other corporation, or in the case of any sale of the properties and assets of the Corporation as, or


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            substantially as, an entirety to any other corporation, this
            Debenture shall, after such reclassification, change, reorganization, amalgamation, consolidation, merger or sale, be convertible into the number of shares or other securities or property of the Corporation, as the case may be, that such holder would have been entitled to receive as a result thereof, if on the effective date thereof, he had been the holder of the number of Shares to which he was theretofore entitled upon conversion. The board of directors may, and if required by the holder, shall retain a firm of independent chartered accountants, who may be the auditors of the Corporation, to make any computation required under this clause 3.3.9 and the board of directors may determine such entitlement on the basis of such certificate. Such firm of independent chartered accountants may, as to questions of law, request and rely upon an opinion of independent counsel, who may be counsel to the Corporation. Any such determination shall be conclusive and binding on the Corporation and the holder.

     3.3.10 The Corporation shall give to the holder at least 10 days prior notice of the effective date or record date for any event which gives rise to an adjustment pursuant to this clause 3.3, including the payment of any cash dividend, stock dividend or other distribution on its Shares and the issuance to holders of Shares of rights to subscribe for Shares or other securities, and shall give at least 30 days prior notice before making any repayment of capital on its Shares. Any such notice shall be sufficiently given if given in accordance with clause 13.1.

     3.3.11 If, in the opinion of the board of directors, the provisions of this clause 3.3 are not strictly applicable, or if strictly applicable would not fairly protect the rights of the holder in accordance with the intent and purposes hereof, the board of directors shall make any adjustment in such provisions for the benefit of the holder as the board of directors seems appropriate.

RESERVATION OF SHARES

3.4 The Corporation covenants and agrees that, so long as this Debenture is outstanding and entitled to the right of conversion herein provided, it will at all times reserve and hold out of its unissued Shares a sufficient number of unissued Shares to enable the outstanding principal amount hereof to be converted upon the basis and upon the terms and conditions herein provided in this Section 3.


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4.   DEBENTURE REGISTER

A register shall be kept by the Corporation at its offices at 110 Richmond Street East, 4th Floor, Toronto, Ontario and any other offices required by law wherein shall be entered the name, address and description of the registered holder or holder of this Debenture and particulars of the Debenture held by it.


5.   EXCLUSIVE BENEFIT

The registered holder of this Debenture or his legal personal representative will be regarded as exclusively entitled to the benefit of this Debenture and all persons may act accordingly and the Corporation shall not be bound to enter in the register notice of any trust or, except as by some court of competent jurisdiction ordered, to recognize any trust or equity affecting the title to this Debenture or the monies secured.


6.   TRANSFER OF DEBENTURE

Every transfer of this Debenture must be in writing under the hand of the registered holder or his legal personal representative or the attorney authorized in writing of such registered holder or the legal personal representative of such registered holder. Any such transfer accompanied by this Debenture must be delivered at the offices of the Corporation as specified in
Section 4 together with such evidence of identity or title as the Corporation may reasonably require, whereupon the transfer will be registered and duly noted by endorsement hereon signed by the Secretary or Assistant Secretary of the Corporation.

7.   JOINT HOLDERS

In case of joint registered holders the principal monies and interest owing hereunder shall be deemed to be owing to such holder upon a joint account.


9.   RIGHT OF SET-OFF

The principal monies hereby secured will be paid with regard to any equities between the Corporation and the original or any intermediary holder hereof and any set-off or cross-claim. The receipt of the registered holder for the payment of such monies will be a good discharge to the Corporation for same.


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10.  ENFORCEMENT OF SECURITY

10.1 The security hereby constituted shall become enforceable and, at the option of the holder hereof, all amounts hereby secured shall thereupon become due and payable if:

     (1) the Corporation defaults in its obligations hereunder to pay interest or repay principal or issue and deliver Shares upon conversion;

     (2) any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of the Corporation is instituted by or against the Corporation, or where a resolution is passed or any other act undertaken for the winding up of the Corporation;

     (3) any proceedings are taken to enforce any other encumbrance on the Charged Assets or any of them;

     (4) the Corporation ceases or threatens to cease to carry on its business, or where the Corporation makes or agrees to make a sale in bulk of the Charged Assets;

     (5) the Corporation creates, suffers or permits to be created or levied upon the Charged Assets, or any part thereof, a charge, mortgage, lien, encumbrance, execution, sequestration, extent or other process of any court, or any distress or analogous process, or a floating charge on any of the Charged Assets is about to become fixed;

     (6) the Corporation permits any sum, which has been admitted as due by it or is not disputed to be due by it and which forms or is capable of being made a charge upon any of the Charged Assets in priority to the charge created by this Debenture, to remain unpaid after proceedings have been taken to enforce the collection of that sum as a prior charge;

     (7) the Corporation sells, assigns, pledges or otherwise disposes of or deals with the whole or any part of the Charged Assets other than as permitted under this Debenture;


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     (8)    a receiver, manager of trustee is appointed in respect of the
            Charged Assets, or any part of them, by a court of competent jurisdiction, or under an agreement;

     (9) on reasonable ground the holder hereof believes that any of the Charged Assets are in danger of being damaged, sold or removed or that any of the acts or events described in this clause 10.1 is about to occur or is likely to occur;

     (10) the Corporation defaults in payment of any indebtedness or liability to a bank or other lending institution, whether secured or not;

     (11) the Corporation defaults in compliance with any provisions of a lease or other document under which it claims title to or an interest in any of the Charged Assets;

     (12) the Corporation takes any action to bring about amalgamation, consolidation or merger with or into another corporation;

     (13) the Corporation is adjudged bankruptcy or becomes insolvent, or a petition in bankruptcy is filed against the Corporation, or where the Corporation makes an assignment for the general benefit of creditors, or applies for relief under the Companies' Creditors Arrangement Act (Canada), or makes a proposal under the Bankruptcy and Insolvency Act (Canada), or where proceedings of any type are instituted in any jurisdiction in respect of the alleged insolvency or bankruptcy of the Corporation;

     and so long as it remains enforceable, the holder may proceed to realize upon the security and enforce its rights by the following remedies:

     10.1.1 entering into possession of the Charged Assets and leasing, selling or disposing thereof, either as a whole in part, at public action, by public tender or by private sale, with or without tender, with or without notice and with or without advertising, and without any other formality, all of which are hereby waived by the Corporation, either for cash or upon credit, at such time, and upon such terms and conditions as the holder may determine, and such sale may take place whether or not the holder has taken possession of the Charged Assets; and the holder may execute and deliver to any purchase of the Charged Assets or any part hereof, good and sufficient deeds, documents



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                                    -Page 14-



            and assurances for the same, the holder being irrevocably constituted the attorney of the Corporation for the purpose of making any such sale and executing such deeds, documents and assurances;

     10.1.2 proceedings in any court of competent jurisdiction the appointment of a Receiver (which term as used in Debenture includes a Receiver and Manager) of all or any part of the Charges Assets;

     10.1.3 proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Charged assets;

     10.1.4 filing of proofs of claim and/or other documents establish its claims in any proceedings relative to Corporation;

     10.1.5 appointment by instrument in writing of a Receiver of or any part of the Charged Assets and removal or replacement from time to time of any such Receiver; and

     10.1.6 any other remedy or proceeding authorized or permitted hereby or by law or equity.

     Such remedies may be executed from time to time separately or in combination and are in addition to and not in substitution for any other rights of the holder however created.

10.2 Any Receiver appointed shall have the power to:

     10.2.1 take possession of, collect and get in all or any part of the Charges Assets;

     10.2.2 borrow money for the maintenance, preservation or protection of all or any part of the Charged Assets and to further charge the Charged Assets in priority to the of the Debenture as security for monies so borrowed such purpose as may be approved by the holder; and

     10.2.3 sell or concur in selling all or any part of the Charged Assets without notice and in such manner as may seem advisable to the Receiver, and to effect such sale by conveying in the name and on behalf of the Corporation or otherwise.


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10.3 Any Receiver appointed shall be vested with such other discretions and powers as are granted in the instrument of appointment and any supplement thereto, and the Corporation shall be solely responsible for the Receiver's remuneration. All monies from time to time received by the Receiver may be applied as follows:

     10.3.1 first, in payment of all costs, charges and expenses of incidental to the appointment of the Receiver and the exercise by the Receiver of all or any of the powers aforesaid, including the reasonable remuneration of the Receiver, all outgoings properly paid by the Receiver and the fees and disbursements of legal counsel to the holder and the Receiver, on a solicitor and his own client basis;

     10.3.2 secondly, in or towards payment to the Holder of all monies due hereunder; and

     10.3.3 thirdly, any surplus shall be paid to the Corporation or for the benefit of the Corporation.

10.4 No persons dealing with the Receiver, the holder or their respective agents, upon any sale or other dealing with the Charged Assets shall be concerned to inquire as to their powers or as to the application of any money paid to them, and in the absence of fraud on the part of such person, such sale or dealing shall be deemed as regards such person to be within the powers hereby conferred and to be valid and effectual.


11.  EXPENSES OF ENFORCEMENT

The Corporation agrees to pay to the holder forthwith upon demand the amount of all expenses incurred by the holder, including, without limiting the generality of the foregoing, legal fees and disbursements as between a solicitor and his own client, in recovering any monies owing hereunder and in enforcing the security hereby constituted.

12.  RECEIPT OF TRUE COPY

The Corporation hereby acknowledges having received a true copy of this Debenture and acknowledges that a financing statement respecting it in which the Corporation will be named as debtor may be registered under the Uniform Commercial Code in any of the states of the United States or under the Personal Property Security Act (Ontario) or any similar legislation in any Province of Canada.

                                    -Page 16-


13.  NOTICES

13.1 Subject to clause 13.3, any notice to the Corporation under the provisions of this Debenture shall be in writing and may be given by registered mail, postage prepaid or delivering the same to the Corporation at:

                    110 Richmond Street East
                    4th Floor
                    Toronto, Ontario
                    M5C 1P1

                    Attention:          Contracts Administrator
                    Facsimile No.:      (416) 861-8805

     Any notice to the holder of the Debenture under the provision of this Debenture shall be in writing and may be given by registered mail, postage prepaid or delivering the same to:

                    53 Parkside Drive
                    Toronto, Ontario
                    M6R 2Y7

     with copy to:  Rye and Partners
                    Barristers and Solicitors
                    65 Queen Street West
                    Suite 1200
                    Toronto, Ontario
                    M5H 2M5

                    Attention:  Mr. Daniel J. King

     or if the registered address of the holder is subsequently varied, then to the registered address of the registered holder of this Debenture.

13.2 Any notice if delivered shall be deemed to have been given or made on the date on which it was delivered or if given by registered mail shall be deemed to have been given or made on the tenth business day following the day on which it was mailed.

13.3 In the event of any disruption of mail service which may affect delivery of any notice given pursuant to clause 13.1 by registered mail after the mailing of such notice and before the date upon which such notice is deemed to have been or made pursuant to clause 13.2, such notice shall be

                                    -Page 17-


     deemed not to have been given and must be given or made by delivering the same. In the event of any disruption of mail service which may affect delivery of any notice, Debenture, share certificate, cheque or other writing by registered mail or ordinary mail before the mailing of any of the foregoing, such notice, Debenture, share certificate, cheque or other writing shall be delivered by hand in lieu of mailing the same.

14.  AMENDMENT

This Debenture may be amended only by agreement in writing executed by the Corporation and the holder of this Debenture at the date of such amendment.

15.  GOVERNING LAW

This Debenture shall be governed by the laws of the Province of Ontario.

16.  TIME OF THE ESSENCE

Time shall be of the essence.

17.  BINDING EFFECT

The terms and provisions of this Debenture shall enure to the benefit of and be binding upon the registered holder hereof, his heirs, executors, administrators, successors and assigns to the extent provided herein and shall enure to the benefit of and be binding upon the Corporation and its respective successors and assigns.

IN WITNESS WHEREOF the Corporation has executed this Debenture under its corporate seal the 15th day of April, 1993, but with effect as of the 2nd day of February, 1993.


                                        ALIAS RESEARCH INC.



                                        per:_____________________________c/s
                                            Ian Giffen, Vice-President, Finance

                                    -Page 18-


                                  TRANSFER FORM


FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto
__________________________________________________________________
(name and address of assignee)

__________________________________________________________________

the within Debenture of Alias Research Inc. and hereby irrevocably constitutes and appoints

__________________________________________________________________

Attorney to transfer the said Debenture on the register of the Convertible Debenture due November 11, 1997 of the said Corporation, with full power of substitution in the premises.


DATED the _____ day of _______________, 19____.




                              ____________________________________
                              Signature of Transferor

                                    -Page 19-



                                 CONVERSION FORM



TO:  Alias Research Inc.


The undersigned owner of the within Convertible Debenture hereby irrevocably elects to convert said Debenture into Shares of Alias Research Inc. in accordance with the terms of the said Debenture and directs that the certificates representing the Shares issuable and deliverable upon the conversion be issued and delivered to the person indicated below.



DATED the ______ day of __________________________, 19_____/




                         ____________________________________
                         Signature of Owner




______________________________________
Name

______________________________________
Address

______________________________________



(PRINT NAME IN WHICH SHARES ISSUED ON CONVERSION ARE TO BE ISSUED, DELIVERED AND REGISTERED)